SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)        June 28, 2002
                                                ------------------------------


                           Heartland Technology, Inc.
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              Exact Name of Registrant as Specified in Its Charter


                                    Delaware
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                  State or Other Jurisdiction of Incorporation


        1-11956                                       36-1487580
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(Commission File Number)                    (Employer Identification Number)


  330 N. Jefferson Court, Chicago, IL                       60661
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(Address of Principal Executive Offices)                  (Zip Code)


                                  312-575-0400
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)





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

                           HEARTLAND TECHNOLOGY, INC.


Item 5. Other Events

On July 1, 2002, Heartland Technology, Inc. issued a press release announcing the election of a new director and resignations of three directors. A copy of the press release is attached as Exhibit 99.1

Item 7.     Financial Statements and Exhibits

(c)  Exhibits


Exhibit No.   Description
-----------   ----------------------------------------------------------------

99.1 Press release of Heartland Technology, Inc. dated June 28, 2002 (filed herewith).




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

                           HEARTLAND TECHNOLOGY, INC.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       HEARTLAND TECHNOLOGY, INC.
                                               (Registrant)



Date:   July 2, 2002             By:    /s/ Richard P. Brandstatter
                                    ----------------------------------
                                         Richard P. Brandstatter
                                    Vice President - Finance, Secretary
                                              and Treasurer
                               (Principal Financial and Accounting Officer)





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

                           HEARTLAND TECHNOLOGY, INC.


                                  EXHIBIT INDEX


Exhibit No.   Description
-----------   ----------------------------------------------------------------

99.1 Press release of Heartland Technology, Inc. dated June 28, 2002 (filed herewith).







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

                           HEARTLAND TECHNOLOGY, INC.


                                                                  Exhibit 99.1



            Heartland Technology, Inc.
            330 N. Jefferson Court, Suite 305
            Chicago, IL 60661
            312-575-0400




At Heartland Technology, Inc:                   At The Investor Relations Co.
Lawrence Adelson                                Karl Plath or
Chairman & CEO                                  Brien Gately
(312) 575-0400                                  (847) 296-4200




FOR IMMEDIATE RELEASE


                    HEARTLAND TECHNOLOGY ELECTS NEW DIRECTOR,
                      REPORTS RESIGNATIONS OF 3 DIRECTORS


CHICAGO, July 1, 2002--Heartland Technology, Inc. (Pink Sheets: HDTC) reported today that Chief Financial Officer Richard P. Brandstatter has been elected a director to fill the unexpired term of John R. Torell III, who resigned effective June 28, 2002. Torell's term ran through the company's 2002 annual meeting. Also resigning effective June 28, 2002, were directors Robert S. Davis and Ezra K. Zilkha, whose terms ran through the company's 2003 annual meeting.

Heartland Technology has recently reported that it is not currently generating enough cash from operations to pay fixed costs. The company said it was in discussions with its creditors to see if it can reach agreements to restructure its debt. The company also said it has been seeking to sell or merge various assets and subsidiaries as well as the entire company in order to create value. However, the company is likely to be dissolved or liquidated.
                                      # # #





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